                                  EXHIBIT 10.9

                                    AMENDMENT

                         Effective as of August 1, 1996

                                     To the

                         SKYLINE ASSET MANAGEMENT, L.P.
                        (A Delaware Limited Partnership)

                              AMENDED AND RESTATED
                          LIMITED PARTNERSHIP AGREEMENT
                              Dated August 31, 1995

The Amended and Restated Limited Partnership Agreement of Skyline Asset Management, L.P. dated August 31, 1995 (the "Partnership Agreement") is hereby amended as of this first day of August, 1996 as set forth below. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Partnership Agreement.

1. Section 3.3(a) and Section 3.3(c) of the Partnership Agreement are each hereby amended by the addition of the following sentence as the last sentence of said Section 3.3(a) and said Section 3.3(c):

         Notwithstanding the foregoing, effective only during the months of August, 1996 and September, 1996, the Officers may cause the Partnership to incur expenses or obligations (including without limitation, salaries and bonuses) that exceed its ability to pay or provide for than out of its Operating Cash Flow by $150,000; provided that such $150,000 excess may only be an obligation of the Partnership to pay the CEO of the Partnership compensation, which compensation may only be paid to the CEO as follows: $30,000 may be paid in August, 1996, $30,000 may be paid in September, 1996, and the remaining $90,000 may only be paid after the Partnership has made all distributions pursuant to Section 5.3(a) of the Partnership Agreement with respect to the fiscal quarter ended September 30, 1996 (the "1996 CEO Compensation Payment").

2. Section 3.10(c) of the Partnership Agreement is hereby amended and restated to read as follows:

                  (c) The number of shares of AMG Stock to be issued upon exercise of the Put shall be determined in accordance with the following formula:

Number of Shares
of AMG Stock =       ((FCF x Percentage Put) x AMG's EBITDA Multiple x .75) + IC
                      ----------------------------------------------------------
                                    AMG's Average Stock Price

Where:

                                    FCF = an amount equal to fifty percent (50%) of the Partnership's Free Cash Flow for the twenty-four (24) months ending on the December 31 prior to the date of the closing of such Put.

                                    Percentage Put = a fraction, the numerator of which is the number of Partnership Points to be purchased from the Selling Partner on the Purchase Date, and the denominator of which is the number of Partnership Points outstanding on the Purchase Date before giving effect to any Puts or any issuances or redemptions of Partnership Points on such date.

                                    AMG's EBITDA Multiple = a fraction, the
                                    numerator of which is (a) the number of
                                    shares of AMG Stock issued and outstanding immediately prior to the closing of the Put, multiplied by AMG's Average Stock Price, plus (b) the long-term indebtedness (including the current portion thereof) of AMG as of the date of its most recent public financial reports prior to the closing of the Put, and the denominator of which is fifty percent (50%) of AMG's earnings before interest, taxes, depreciation and amortization for the twenty-four (24) month period ending on the 31st day of December prior to the date of the closing of the Put.

                                    IC = an amount equal to a fraction of any Positive Capital Account balance of such Limited Partner (to the extent that such positive balance results from contributions to capital, retained earnings or similar events, but excluding any positive Capital Account balance resulting from an interim Closing as described in Section 5.2(h) or similar book- up event), the numerator of which is the number of Partnership Points included in the Partnership Interest to be Purchased on the Purchase Date, and the denominator of which is the aggregate number of Vested Partnership Points held by such Selling Partner

                                    AMG's Average Stock Price = the average
                                    (arithmetic mean) Stock Price of AMG Stock during the twenty (20) trading days prior to the date of the closing of the Put. The term "Stock Price" shall mean the closing price for each day for the AMG Stock which shall be the last sale price or, in the case no such sale takes place on such day, the average of the closing bid and asked prices in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the AMG Stock is listed or admitted to trading; or, if not listed or admitted to trading on any national securities exchange, the last quoted price (or, if not so quoted, the average of the last quoted high bid and low asked prices) in the over-the-counter market, as reported by NASDAQ or such other system then in use; or, if on any such date no bids are quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such security reasonably selected by the Board of Directors of AMG.

In the event that there is any stock split (or reverse stock split), stock dividend or other similar event, equitable and appropriate adjustments shall be made in the application of the foregoing calculation of AMG's Average Stock Price to take account of such event.

3. Section 5.2(d)(ii) of the Partnership Agreement is hereby amended by the addition of the following as the last sentence of said Section 5.2(d)(ii):

         Notwithstanding the provisions of this clause (ii) to the contrary, effective only for the calendar month ended September 30, 1996, at the end of the calendar month ended September 30, 1996, items of deduction attributable to the 1996 CEO Compensation Payment, if any, shall be allocated to WMD Corp. (or any successor to WMD Corp.'s interest) prior to any other allocations of deduction and loss pursuant to this Section 5.2(d)(ii).

3. Exhibit A to the Partnership Agreement is hereby Amended and Restated in the form attached hereto as Exhibit A.

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to the Partnership Agreement to be executed as of this first day of August, 1996.

                                            GENERAL PARTNER

                                            AFFILIATED MANAGERS GROUP, INC.

                                            By:/s/ Sean M. Healey
                                               ---------------------------------
                                            Name: Sean M. Healey
                                            Title: Executive Vice President

                                            LIMITED PARTNERS

                                            WMD CORP.

                                            By:/s/ William M. Dutton
                                               ---------------------------------
                                            Name: William M. Dutton
                                            Title: President

                                            KSK CORP.

                                            By:/s/ Kenneth S. Kailin
                                               ---------------------------------
                                            Name: Kenneth S. Kailin
                                            Title: President

                                            GXL CORP.

                                            By:/s/ Geoffrey P. Lutz
                                               ---------------------------------
                                            Name: Geoffrey P. Lutz
                                            Title: President

                                            MXM CORP.

                                            By:/s/ Michael Maloney
                                               ---------------------------------
                                            Name: Michael Maloney
                                            Title: President

                                    EXHIBIT A

                         ATTACHED TO AND MADE A PART OF
            THE AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF
                         SKYLINE ASSET MANAGEMENT, L.P.

                                                                  PARTNERSHIP
                                                                    POINTS
                                                                  -----------
         Vested Partnership Points Issued to General Partner:

                  Affiliated Managers Group, Inc.                     55

         Vested Partnership Points Issued to Limited Partners:

                  WMD Corp                                            22

                  KSK Corp.                                            4

                  GXL Corp.                                            3

                  MXM Corp.                                            1
                                                                     ---
         Total Limited Partners                                       30

         TOTAL VESTED                                                 85

         Unvested Partnership Points:

                  KSK Corp.                                            4(a)

                  GXL Corp.                                            2(b)

                  Reserved - Hurdle Points                             4(c)

                  Reserved - Discretionary Points                      5(d)
                                                                     ---
         TOTAL UNVESTED                                               15

                  TOTAL                                              100
                                                                     ===
         -----------------


(a) MID-CAP POINTS: These four (4) Partnership Points (the "Mid-Cap Points") are unvested Partnership Points issued to KSK Corp. as of the Effective Date. The Mid-Cap Points shall vest and become Vested Partnership Points as follows:

                  (i) If the sum of (A) Revenues From Operations of the Partnership attributable to providing Investment Management Services in accordance with the Partnership's Midcapitalization Value Equity Management strategy ("New Mid-Cap Revenues") annualized based on the assets under management as of the last business day of any month (each, a "Vesting Test Date") plus (B) the Revenues from Operations of the Partnership attributable to providing Investment Management Services in accordance with the Partnership's Skyline 2500 Product ("2500 Product Revenues") based on the assets under management as of that Vesting Test Date multiplied by .75, exceed the Revenues From Operations of the Partnership attributable to providing Investment Management Services in accordance with the Partnership's Midcapitalization Value Equity Management strategy annualized based on the assets under management as of the Effective Date (the "Mid-Cap Base") by at least $750,000 (for any reason including contributions to new or existing accounts, increases in fees payable to the Partnership or appreciation in the value of the assets of the accounts), then one (1) Partnership Point shall vest and become a Vested Partnership Point as of such Vesting Test Date.

                  (ii) If the sum of (A) the New Mid-Cap Revenues annualized based on the assets under management as of any Vesting Test Date plus
         (B) the 2500 Product Revenues based on the assets under management as of that Vesting Test Date multiplied by .75, exceed the Mid-Cap Base by at least $1,500,000 (for any reason including contributions to new or existing accounts, increases in fees payable to the Partnership or appreciation in the value of the assets of the accounts), then one (1) Partnership Point (in addition to the Point described in the preceding paragraph) shall vest and become a Vested Partnership Point as of such Vesting Test Date.

                  (iii) If the sum of (A) the New Mid-Cap Revenues annualized based on the assets under management as of any Vesting Test Date plus
         (B) the 2500 Product Revenues based on the assets under management as of that Vesting Test Date multiplied by .75, exceed the Mid-Cap Base by at least $2,250,000 (for any reason including contributions to new or existing accounts, increases in fees payable to the Partnership or appreciation in the value of the assets of the accounts), then one (1) Partnership Point (in addition to the Points described in the preceding paragraphs) shall vest and become a Vested Partnership Point as of such Vesting Test Date.

                  (iv) If the sum of (A) the New Mid-Cap Revenues annualized based on the assets under management as of any Vesting Test Date plus
         (B) the 2500 Product Revenues based on the assets under management as of that Vesting Test Date multiplied by .75 exceed the Mid-Cap Base by at least $3,000,000 (for any reason including contributions to new or existing accounts, increases in fees payable to the Partnership or appreciation in the value of the assets of the accounts), then one (1) Partnership Point (in addition to the Points described in the preceding paragraphs) shall vest and become a Vested Partnership Point as of such Vesting Test Date.

                  (v) If any Mid-Cap Point has failed to vest in accordance with the foregoing paragraphs by the sixth anniversary of the Effective Date, such Partnership Point shall terminate unvested.

                  (vi) Any Mid-Cap Points that terminate unvested in accordance with the preceding paragraph or in accordance with Section 3.8(a) may be reissued only by mutual consent of the CEO and the General Partner.

(b) MARKETING POINTS: These two (2) Partnership Points (the "Marketing Points") are unvested Partnership Points issued to GXL Corp. as of the Effective Date. The Marketing Points shall vest and become Vested Partnership Points as follows:

                  (i) If the Revenues From Operations of the Partnership attributable to providing Investment Management Services for Qualifying Assets (as such term is defined below) annualized based on such assets as of a Vesting Test Date ("New Marketing Revenues") are equal to at least $375,000, then one-half of one (0.5) Partnership Point shall vest and become one-half of one (0.5) Vested Partnership Point as of such Vesting Test Date.

                  (ii) If the New Marketing Revenues annualized based on such assets as of any Vesting Test Date are equal to at least $750,000, then one-half of one (.50) Partnership Point (in addition to the fraction of a Point described in the preceding paragraph) shall vest and become one-half of one (0.5) Vested Partnership Point as of such Vesting Test Date.

                  (iii) If the New Marketing Revenues annualized based on such assets as of any Vesting Test Date are equal to at least $1,125,000, then one-half of one (.50) Partnership Point (in addition to the Point described in the preceding paragraphs) shall vest and become a one-half of one (0.5) Vested Partnership Point as of such Vesting Test Date.

                  (iv) If the New Marketing Revenues annualized based on such assets as of any Vesting Test Date are equal to at least $1,500,000, then one-half of one (.50) Partnership Point (in addition to the one and one-half (1.5) Points described in the preceding paragraphs) shall vest and become one-half of one (0.5) Vested Partnership Point as of such Vesting Test Date.

                  (v) If any Marketing Point has failed to vest in accordance with the foregoing paragraphs by the sixth anniversary of the Effective Date, such Partnership Point shall terminate unvested.

                  (vi) Any Marketing Points that terminate unvested in accordance with the preceding paragraph or in accordance with Section 3.8(a) may be reissued only by mutual consent of the CEO and the General Partner.

For purposes of this Section (b), the term Qualifying Assets shall mean: assets under management by the Partnership that have come under management by the Partnership since the Effective Date by reason of additional contributions by existing clients or from new clients and, in either case, with respect to which Geoffrey P. Lutz has been substantially involved in attracting the client (with respect to contributions from new clients) or retaining the client (with respect to additional contributions from existing clients); provided, however, that (i) in determining Qualifying Assets, there shall be excluded: (A) any assets under management by the Partnership under the Partnership's Small Capitalization Value Equity Management Strategy, (B) any assets under management by the Partnership in an investment company which is registered or required to be registered under the Investment Company Act, and (C) twenty-five percent (25%) of each otherwise Qualifying Asset which are assets under management by the Partnership under the Partnership's Skyline 2500 Product, unless (ii) the CEO elects, in any one or more instances, in his sole discretion, to include as Qualifying Assets some or all of such otherwise excluded assets by giving notice of such inclusion to the General Partner and Geoffrey P. Lutz.

(c) HURDLE POINTS: These four (4) Partnership Points (the "Hurdle Points") are not issued as of the Effective Date, but are reserved for issuance as follows:

                  (i) Subject to the provisions of Section 6.5(e), the CEO in his discretion may issue all or any portion of the Hurdle Points at any time, and from time to time, to any one or more persons who are, or have agreed to become, employed by the Partnership (or are controlled by persons who are so employed or have so agreed).

                  (ii) In his discretion, the CEO may elect, prior to the issuance of any particular portion(s) of the Hurdle Points to any person ("Undesignated Hurdle Points"), to assign incentive goals with respect to all or any portion of such Undesignated Hurdle Points, which incentive goals may be reviewed by the CEO annually for the purposes of making adjustments thereto. If such incentive goals are satisfied while the Undesignated Hurdle Points are held in reserve, then following such satisfaction, the Undesignated Hurdle Points may be issued by the CEO in his discretion as if they were, and they shall thereupon be deemed to be, Discretionary Points governed by paragraph (d) hereof. Prior to such satisfaction, the CEO in his discretion may issue all or any portion of the Undesignated Hurdle Points at any time, and from time to time, to any one or more persons pursuant to paragraphs (c)(i),
         (c)(iii) and (c)(iv).

                  (iii) Subject to the provisions of Section 6.5(e), the CEO shall, at the time of issuance of any Hurdle Points, establish the terms and conditions of such Hurdle Points, including the terms and conditions upon which such Hurdle Points shall become Vested Partnership Points. The terms and conditions pursuant to which Hurdle Points shall become Vested Partnership Points shall be determined in the discretion of the CEO for the purposes of providing performance incentives to the persons receiving such Hurdle Points (or persons by whom they are controlled), and may be reviewed by the CEO annually for the purposes of making adjustments thereto.

                  (iv) Except as described in paragraph (ii) above with respect to Hurdle Points that have been deemed Discretionary Points, the Hurdle Points shall be unvested when issued. Any Hurdle Points (or fractions thereof) that terminate unvested in accordance with Section 3.8(a) or otherwise fail to become Vested Partnership Points and terminate in accordance with their terms may be reissued by the CEO in his sole discretion, provided that such Hurdle Points shall remain Hurdle Points hereunder and shall remain subject to the provisions of Section 6.5(e) and this paragraph (c).

(d) DISCRETIONARY POINTS: These five (5) Partnership Points, plus any Hurdle Points that are deemed Discretionary Points in accordance with paragraph (c)(ii) above (the "Discretionary Points") are not issued as of the Effective Date, but are reserved for issuance as follows:

                  (i) Subject to the provisions of Section 6.5(e), the CEO in his discretion may issue all or any portion of the Discretionary Points at any time, and from time to time to one or more persons who are, or have agreed to become, employed by the Partnership (or are controlled by persons who are so employed or have so agreed).

                  (ii) At the time of issuance, the Discretionary Points may be unvested Partnership Points or Vested Partnership Points, as determined by the CEO in his discretion. Subject to the provisions of Section 6.5(e), the CEO may establish the terms and conditions of the Discretionary Points, including without limitation the terms and conditions upon which any unvested Discretionary Points may become Vested Partnership Points.

                  (iii) Any Discretionary Points (or fractions thereof) that terminate unvested in accordance with Section 3.8(a) or otherwise fail to become Vested Partnership Points and terminate in accordance with their terms may be reissued by the CEO in his sole discretion, provided that such Discretionary Points shall remain Discretionary Points hereunder and shall remain subject to the provisions of Section 6.5(e) and this paragraph (d).